Long-term loans	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-term loans
20.	Long-term loans

In December 2016, the Company obtained a three-year interest bearing bank loan of RMB150.0 million from Shanghai Pudong Development Bank Co., Ltd., which was secured by an office building of the Company as collateral. Pursuant to the loan repayment schedule, the principal amount will be paid in four equal installments from June 2018 to November 2019. As of December 31, 2017, the non-current portion of the remaining balance amounted to RMB75.0 million was recorded in the long-term loans in the Group’s consolidated balance sheet.

In April 2017, the Company obtained a two-year interest-bearing U.S. dollar denominated loan of US$107.5 million from CMB Bank, which will be wholly due in April 2019. The new bank borrowing was secured by a two-year term deposit amounted to RMB792.0 million, which represents the loan-to-value ratio of no more than 94% and was classified as non-current restricted cash in the Company’s consolidated balance sheets. The Company would provide more term deposits or equivalent cash to CMB Bank as a security when the loan-to-value ratio exceeds 98% due to U.S. dollar’s appreciation against RMB. As of December 31, 2017, long-term bank loans from CMB Bank amounted to RMB702.4 million (US$107.5 million) was recorded in the long-term loans in the Group’s consolidated balance sheet.

As of December 31, 2017, long-term bank loans amounted to RMB777.4 million in total.